UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): December 15, 2009

Homeowners Choice, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2340 Drew Street, Suite 200

Clearwater, Florida 33765

(Address of Principal Executive Offices)

(727) 213-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 4, 2010, the Registrant filed a Form 8-K to report the assumption of 23,000 homeowners’ insurance policies from Citizens Property Insurance Corporation. The terms and conditions of this assumption are governed by a non-bonus assumption agreement between the Registrant and Citizens Property Insurance Corporation, dated December 1, 2009. The Registrant’s assumption of 23,000 homeowners’ insurance policies resulted in the non-bonus assumption agreement becoming a material agreement of the Registrant on December 15, 2009. Pursuant to the Securities and Exchange Commission’s Compliance and Disclosure Interpretations – Exchange Act Form 8-K, Question 102.01 [April 2, 2008], the Registrant intends to file such non-bonus assumption agreement as an exhibit to its annual report on Form 10-K for its fiscal year ended December 31, 2009 under Item 601(b)(10) of Regulation S-K. This Amendment No. 1 to Current Report on Form 8-K/A amends and restates the Current Report on Form 8-K filed on February 4, 2010 and is being filed to correct certain technical errors.

Section 8– Other Events

Item 8.01 Other Events

On December 1, 2009, we entered into a non-bonus assumption agreement with Citizens Property Insurance Corporation, Florida’s state sponsored insurance company (“Citizens”). The agreement permits us to assume insurance policies from Citizens from time to time when and if such assumptions are approved by the Florida Office of Insurance Regulation, with the total number of policies not to exceed 60,000. The policies are assumable under the state’s “take-out” program, designed to reduce the state’s risk exposure by encouraging private insurance companies to assume policies from Citizens. Under the program we notify holders of the assumed policies of the assumption and the policy holders may opt out of the assumption and return to Citizens anytime.

On December 15, 2009, we assumed approximately 23,000 homeowners’ insurance policies from Citizens. We assumed these policies and the associated risks of loss pursuant to the terms and conditions of the non-bonus assumption agreement with Citizens described above. Citizens will continue to service the policies until their expiration. We will receive from Citizens unearned premiums associated with the policies, less ceding commissions retained by Citizens. Policyholders may opt out of the assumption by us at anytime and remain with Citizens. Because of this opt-out right, we can give no assurance as to the number of policies that we will ultimately retain. We expect the number of policies remaining with us to diminish substantially.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 22, 2010.

HOMEOWNERS CHOICE, INC.

BY:	/s/ F. X. McCahill, III
Name:	Francis X. McCahill, III
Title:	Chief Executive Officer

A signed original of this Form 8-K has been provided to Homeowners Choice, Inc. and will be retained by Homeowners Choice, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.